UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: November 9, 2017

(Date of earliest event reported)

Forbes Energy Services Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35281	98-0581100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 South Business Highway 281 Alice, Texas		78332
(Address of Principal Executive Offices)		(Zip Code)

(361) 664-0549

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2017, the Board of Directors, or the Board, of Forbes Energy Services Ltd., or the Company, appointed David Rosenwasser to the Board. In connection with Mr. Rosenwasser’s appointment, the size of the Board was increased from five to six members. The Board also appointed Mr. Rosenwasser as a member of the Audit Committee of the Board. As a director of the Company, Mr. Rosenwasser will receive the director compensation described in the Company’s Form 10-K/A filed on April 27, 2017 under the heading “Director Compensation.”

Since December 2016, Mr. Rosenwasser has served as Chief Executive Officer of Pinnacle Advanced Reliability Technologies, a company focused on building, implementing and maintaining comprehensive asset reliability and integrity programs in the oil and gas, chemical, mining, pharmaceutical, wastewater and electric power industries. Previously, Mr. Rosenwasser worked at Gulfmark Offshore, Inc. where he served in a number of executive roles beginning in September 2001, including Executive Vice President and Chief Operating Officer from June 2012 until his promotion to Senior Executive Vice President in the same function in February 2013. Prior to that, he worked at Lehman Brothers as an investment Banking Analyst and then Associate in their Natural Resources Group, from July 1997 to August 2001.

Mr. Rosenwasser holds a Juris Doctor Degree from New York Law School and a Bachelor of Arts in Management from Texas A&M University. He has also completed the High Potentials Leadership Program at Harvard Business School.

There is no arrangement or understanding between Mr. Rosenwasser and any other person pursuant to which Mr. Rosenwasser was appointed as a director. There are no transactions involving Mr. Rosenwasser requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Forbes Energy Services Ltd.

Date: November 15, 2017	By:	/s/ L. Melvin Cooper
L. Melvin Cooper
Senior Vice President and Chief Financial Officer

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